EXHIBIT 24

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Grand Premier Financial, Inc., Old Kent Financial Corporation, and OK Merger Corporation, dated as of September 9, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: November 2, 1999	/s/ Richard L. Antonini
Richard L. Antonini

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Grand Premier Financial, Inc., Old Kent Financial Corporation, and OK Merger Corporation, dated as of September 9, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 18, 1999	/s/ John D. Boyles
John D. Boyles

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Grand Premier Financial, Inc., Old Kent Financial Corporation, and OK Merger Corporation, dated as of September 9, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 18, 1999	/s/ William P. Crawford
William P. Crawford

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Grand Premier Financial, Inc., Old Kent Financial Corporation, and OK Merger Corporation, dated as of September 9, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 18, 1999	/s/ Richard M. DeVos, Jr.
Richard M. DeVos, Jr.

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Grand Premier Financial, Inc., Old Kent Financial Corporation, and OK Merger Corporation, dated as of September 9, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 23, 1999	/s/ Mark F. Furlong
Mark F. Furlong

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Grand Premier Financial, Inc., Old Kent Financial Corporation, and OK Merger Corporation, dated as of September 9, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 18, 1999	/s/ James P. Hackett
James P. Hackett

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Grand Premier Financial, Inc., Old Kent Financial Corporation, and OK Merger Corporation, dated as of September 9, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 18, 1999	/s/ Erina Hanka
Erina Hanka

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Grand Premier Financial, Inc., Old Kent Financial Corporation, and OK Merger Corporation, dated as of September 9, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 18, 1999	/s/ Michael J. Jandernoa
Michael J. Jandernoa

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Grand Premier Financial, Inc., Old Kent Financial Corporation, and OK Merger Corporation, dated as of September 9, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 18, 1999	/s/ Kevin T. Kabat
Kevin T. Kabat

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Grand Premier Financial, Inc., Old Kent Financial Corporation, and OK Merger Corporation, dated as of September 9, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 18, 1999	/s/ Fred P. Keller
Fred P. Keller

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Grand Premier Financial, Inc., Old Kent Financial Corporation, and OK Merger Corporation, dated as of September 9, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: November 4, 1999	/s/ John P. Keller
John P. Keller

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Grand Premier Financial, Inc., Old Kent Financial Corporation, and OK Merger Corporation, dated as of September 9, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 18, 1999	/s/ Hendrik G. Meijer
Hendrik G. Meijer

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Grand Premier Financial, Inc., Old Kent Financial Corporation, and OK Merger Corporation, dated as of September 9, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 18, 1999	/s/ Percy A. Pierre
Percy A. Pierre

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Grand Premier Financial, Inc., Old Kent Financial Corporation, and OK Merger Corporation, dated as of September 9, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 18, 1999	/s/ Marilyn J. Schlack
Marilyn J. Schlack

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Grand Premier Financial, Inc., Old Kent Financial Corporation, and OK Merger Corporation, dated as of September 9, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 18, 1999	/s/ Peter F. Secchia
Peter F. Secchia

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Grand Premier Financial, Inc., Old Kent Financial Corporation, and OK Merger Corporation, dated as of September 9, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 18, 1999	/s/ David J. Wagner
David J. Wagner

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Grand Premier Financial, Inc., Old Kent Financial Corporation, and OK Merger Corporation, dated as of September 9, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: October 18, 1999	/s/ Robert H. Warrington
Robert H. Warrington